(FORM OF FACE OF DEBENTURE)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHIN THE "UNITED STATES" OR TO "U.S. PERSONS" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE COMPANY THAT: (I) IT HAS ACQUIRED A "RESTRICTED" SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE WHICH IS ONE YEAR AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF EXCEPT (A) TO DERMA SCIENCES, INC., (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AS CONFIRMED IN AN OPINION OF COUNSEL ACCEPTABLE IN FORM AND SUBSTANCE TO THE ISSUER OF THIS SECURITY AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSE (II)(D) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THEM IN FORM AND SUBSTANCE.

                              DERMA SCIENCES, INC.
               (Incorporated in the Commonwealth of Pennsylvania)

                         CONVERTIBLE DEBENTURES DUE 1998

No. R-_______________                                        U.S. $____________


                  Derma Sciences, Inc., a corporation duly incorporated and existing under the laws of the Commonwealth of Pennsylvania (the "Company"), for value received, hereby promises to pay to , or registered assigns, the principal sum of United States Dollars on March 15, 1998 (the "Stated Maturity"), subject to extension as described herein. The Stated Maturity shall be extended through the date on which the Company obtains authorization for the issuance of the Series A Convertible Preferred Stock (such date, the "Authorization Date"). The Debentures will be convertible on or after the Authorization Date. The
Debentures will accrue interest beginning 120 days from the date hereof at a rate of 6% per annum, payable quarterly, with additional interest becoming due each 90-day period following such initial 120-day period during which the Company has failed to obtain authorization for the issuance of the Series A Convertible Preferred Stock. Interest hereon shall be calculated on the basis of a 365/366 day year.

                  Reference is hereby made to the further provisions of this Debenture set forth under the Terms and Conditions of the Debentures on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed in its corporate name by the manual or facsimile signature of a duly authorized signatory, as attested to by another duly authorized signatory of the Company.

Dated:  ______________, 1997

                                             DERMA SCIENCES, INC.


                                             By:________________________________
                                                    Edward J. Quilty
                                                    Chairman


  ATTEST:


  By:__________________________________
        Name:
        Title:

                                [Form of Reverse]
                     Terms and Conditions of the Debentures


1.       General.

         (a) This Debenture is one of a duly authorized issue of Debentures of the Company designated as its Convertible Debentures due 1998 (herein called the "Securities").

         (b) The Securities are issuable, without coupons, in denominations of U.S. $20 and integral multiples thereof. The Securities, and transfers thereof, shall be in registered form as provided in Section 6 hereof. The registered holder of a Security shall (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Security, regardless of any notice of ownership, theft or loss or of any writing thereon.

         (c) The Securities are direct obligations of the Company. Without the approval of the holders of the Securities or except as otherwise provided herein, the Company may not incur or issue any other indebtedness or securities which ranks senior or pari passu to the Securities.

          (d) The Company has agreed, subject to shareholder approval, to amend its Certificate of Incorporation pursuant to that certain Purchase Agreement dated November 10, 1997 by and between the Company and certain Purchasers named therein ("Purchase Agreement") to allow for the issuance of the shares of Series A Preferred Stock, $.01 par value, set forth in the Purchase Agreement within 120 days of the date hereof (the "Authorization Date"). The Company has agreed to reserve for issuance the shares of the Company's common stock, $.01 par value per share, underlying the shares of Series A Convertible Preferred Stock and the warrants set forth in the Purchase Agreement (the "Warrants") (shares issuable upon conversion of the Series A Preferred Stock and exercise of the Warrants are collectively referred to as the "Underlying Common Stock"). On or after the Authorization Date, the Securities shall be convertible into units (the "Units"), each of which consists of one share of Series A Convertible Preferred Stock and one Warrant. Each Debenture shall be convertible into such number of Units as shall result by dividing the principal amount of Debentures by the purchase price per Unit. The Company has agreed to file and use its best efforts to cause to become effective not later than 90 days after the Closing Date (the "Registration Date") a registration statement on Form S-3 (the "Registration Statement") covering the resale of the shares of the Underlying Common Stock issuable upon conversion of the shares of the Series A Preferred Stock or the exercise of the Warrants, as the case may be.

2.       Conversion.

         (a) Subject to and upon compliance with the provisions hereof, a holder of Securities is entitled, at its option, at any time on or after the Authorization Date, to convert such Security into Units, as calculated above, by surrender of the Security, together with instruments of transfer in form satisfactory to the Company, duly executed by the registered holder or by his duly authorized attorney and the conversion notice hereon duly executed at the office of the Company or such other office as may be designated by it for such purpose in Princeton, New Jersey or the City of New York.

         (b) No payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Underlying Common Stock. No fractions of shares or scrip representing fractions of shares will be issued or delivered on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided herein.

3.       Events of Default.

         In the event that any of the following ("Events of Default") shall occur and be continuing:

         (a) the Company shall fail to have sufficient shares of Common Stock authorized and reserved for issuance no later than 120 days after the Closing Date to permit conversion of the Securities; or

         (b) the Company shall fail to maintain the Registration Statement effective from the date of registration and for one year thereafter; or

         (c) the Company shall fail duly to perform or observe any other term, covenant or agreement contained in any of the Securities for a period of 60 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall first have been given to the Company by the holders of at least 25% in aggregate principal amount of the Securities at the time outstanding; provided, however, that in the event the Company shall within the aforesaid period of 60 days commence legal action in a court of competent jurisdiction seeking a determination that the Company had not failed to duly perform or observe the term or terms, covenant or covenants or agreement or agreements specified in the aforesaid notice, such failure shall not be an Event of Default unless the same continues for a period of 10 days after the date of any final determination to the effect that the Company had failed to duly perform or observe one or more of such terms, covenants or agreements; or

         (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of the property of it or ordering the winding-up or liquidation of the affairs of it and such decree or order shall remain unstayed and in effect for a period of 30 consecutive days; or

         (e) the Company shall commence a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing; or

         (f) an event of default, as defined in any indenture or instrument evidencing or under which the Company shall have outstanding at least $200,000 (or its equivalent in another currency), in aggregate principal amount of indebtedness for borrowed money, shall have occurred and be continuing and such default shall involve the failure to pay the principal of such indebtedness (or any part thereof), when due and payable after the expiration of any applicable grace period with respect thereto, or such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and failure to pay shall not have been cured by the Company within 30 days after such failure or such acceleration shall not be rescinded or annulled within 60 days after notice thereof shall have first been given to the Company; provided that if such event of default under such indenture or instrument shall be remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of any of the holders of Securities;

then the holder of this Security may, at such holder's option, declare the principal of this Security and the interest accrued hereon to be due and payable immediately in cash by written notice to the Company. Upon payment of such amount of principal and interest in cash, all of the Company's obligations in respect of payment of principal of and interest on this Security shall terminate.

         If an Event of Default, as defined in this Section 3, with respect to the Securities, or an event which would, with the passing of time or the giving of notice, or both be an Event of Default, shall occur and be continuing, the Company shall within two business days of becoming aware thereof notify the holders in writing, of such Event of Default.

         The Company shall provide to the holders on each anniversary of the date hereof, a certificate to the effect that there is then existing no default with respect to the Securities, as defined in this Section.

4.       Merger, Consolidation, Sale, Conveyance or Assumption.

         (a) The Company will not merge or consolidate with, or sell or convey all or substantially all of its assets to, any other corporation, unless (i) either (A) the Company shall be the surviving corporation in the case of a merger or (B) the surviving, resulting or transferee corporation shall expressly assume the due and punctual payment of all the Securities, according to their tenor, and the due and punctual performance of all of the covenants and obligations of the Company under the Securities, by supplemental agreement reasonably satisfactory to the holders of the Securities, (ii) the surviving, resulting or transferee corporation, if not organized and validly existing under the laws of the United States, shall expressly agree to make payments under the Securities free of any deduction or withholding for or on account of taxes, levies, imposts and charges whatsoever imposed by or for the account of the jurisdiction where such successor corporation is generally subject to taxation (or any political subdivision or taxing authority thereof or therein) in a manner equivalent to that set forth herein, subject to the exceptions contained in such forms of the Securities, and (iii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger, consolidation, sale or conveyance, be in default in the performance of any covenants or obligations of the Company under the Securities.

         (b) Upon any merger, consolidation, sale, conveyance or assumption as provided in Section 4(a), the successor or assuming corporation shall succeed to and be substituted for, and may exercise every right and power of and be subject to all the obligations of, the Company under the Securities, with the same effect as if such successor or assuming corporation had been named as the Company therein and herein and the Company shall be released from its liability as obligor under the Securities; provided that any successor or assuming corporation shall have the obligation to purchase the Securities only as a result of circumstances which occur subsequent to such merger, consolidation, sale, conveyance or assumption and as a result of which the Company would have had such obligation if the Company had remained the obligor on the Securities.

                  In case of any such merger, consolidation, sale, conveyance or assumption, such successor or assuming corporation shall succeed to and be substituted for the Company with the same effect, subject to (in the case of a merger to which the Company is a party) Section 4(b) of the Securities, as if it had been named in the Securities as the Company; the Company shall thereupon be relieved of any further obligation or liability hereunder or upon the Securities, and the Company, as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated. Subject to all the terms, conditions and limitations in the Securities prescribed, the successor or assuming corporation shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company. All the Securities so issued shall in all respects have the same legal rank and benefit as the Securities theretofore or thereafter issued as though all of such Securities had been issued at the date of the execution hereof.

                  In case of any merger, consolidation, sale, conveyance or assumption, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

5.       Replacement, Transfer and Exchange of Securities.

         (a) In case any Security shall at any time become mutilated, destroyed, stolen or lost and such Security or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required) shall be delivered to the Company, a new Security of like tenor and date with appropriate interest coupons, if any, will be issued by the Company in exchange for the Security so mutilated, or in lieu of the Security so destroyed, stolen or lost, but, in the case of a destroyed, stolen or lost Security only upon receipt of evidence satisfactory to the Company that such Security was destroyed, stolen or lost, and if required by the Company, upon receipt also of indemnity satisfactory to the Company. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Security shall be borne by the owner of the Security so mutilated, destroyed, stolen or lost.

         (b)  Securities  are  exchangeable  at the  office  of the  Company  in

Princeton, New Jersey or as designated by the Company for such purpose, for an equal aggregate principal amount of Securities of authorized denominations as required by the holder surrendering the same. In the event of conversion of a Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the holder thereof.

         (c) The costs and expenses of effecting any exchange or registration of transfer pursuant to the foregoing provisions, except for the expenses of delivery by other than regular mail (if any) and except, if the Company shall so require, the payment of a sum sufficient to cover any tax or other governmental charge or insurance charges that may be imposed in relation thereto, will be borne by the Company.

         (d) For  purposes of the  provisions  of this  Security,  any  Security
authenticated   and  delivered   pursuant  hereto  shall,  as  of  any  date  of
determination, be deemed to be "outstanding," except for:

                  (i) Securities previously converted, or canceled by the Company or delivered to the Company for cancellation;

                  (ii) Securities which have become due and payable at maturity or otherwise and with respect to which monies or shares of Common Stock, as applicable, sufficient to pay the principal thereof and interest thereon shall have been made available to the Company; or

                  (iii) Securities in lieu of or in substitution for which other Securities have been authenticated and delivered pursuant hereto;

provided, however, that in determining whether the holders of the requisite principal amount of outstanding Securities are present at a meeting of holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any subsidiary thereof shall be disregarded and deemed not to be outstanding.

6.       Modifications and Amendments.

         (a) Without the consent of any holders of Securities, modifications of or amendments to the Securities may be made for any of the following purposes:

                  (i) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company in the Securities;

                  (ii) to add to the covenants of the Company for the benefit of the holders of Securities, or to surrender any right or power herein conferred upon the Company;

                  (iii) to make provision with respect to the conversion rights of holders of Securities pursuant to Section 2 hereof;

                  (iv) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein; and

                  (v) to make any other provisions with respect to matters or questions arising under this Security;

                  No such action pursuant to this paragraph (a) may adversely affect the interests of the holders of Securities.

         (b) Modifications and amendments to these Securities may be made, and future compliance with or past default by the Company under any of the provisions thereof may be waived, with the written consent of the holders of at least a majority in aggregate principal amount of the Securities at the time outstanding, provided, that no such modification, amendment or waiver may, without the consent of the holder of each such Security affected thereby:

                  (i) waive a default in the payment of the principal of or interest on any Security;

                  (ii) change the Stated Maturity (except as contemplated herein) of the principal of or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the coin or currency in which any Security or the interest thereon is payable, or adversely affect the right to convert any Securities as provided in Section 2 or modify the provisions of the Securities with respect to subordination of the Securities in a manner adverse to the holders;

                  (iii) reduce the requirements of Section 6 hereof for quorum or voting, or reduce the percentage in principal amount of the outstanding Securities the consent of whose holders is required for any amendment or modification of the Terms and Conditions of the Securities;

                  (iv) change the obligation of the Company to maintain an office or agency in Princeton, New Jersey or the City of New York; or

                  (v) modify any of the provisions of this Section except to increase any such percentage or to provide that certain other provisions of the Securities cannot be modified or waived without the consent of the holder of each outstanding Security affected thereby.

7.       Non-Business Days.

         In any case where the date of maturity of the principal of or interest on the Securities or the date fixed for redemption of any Security shall be at any place of payment a Saturday, Sunday, a legal holiday or a day on which banking institutions in Princeton, New Jersey or the City of New York are authorized or obligated by law or executive order to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place of payment which is not a Saturday, Sunday, a legal holiday or a day on which banking institutions in Princeton, New Jersey or the City of New York are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

8.       Security Register.

         The Company shall cause to be kept at its principal office a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities.

         As provided herein and subject to certain limitations therein set forth and compliance by the holder with applicable state and federal securities laws, the transfer of Securities is registrable on the Security Register upon surrender of a Security for registration of transfer at the office or agency of the Company, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the holder thereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

9.       Notices.

         All notices to the holders of Securities will be mailed to registered holders of Securities at their registered addresses as the same shall appear in the Security Register on the day fifteen days prior to such mailing.

10.      Governing Law.

         The Securities shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

11.      Countersignature and Registration.

         This Security shall not become valid or obligatory for any purpose until the certificate representing this Security shall have been duly executed by the Company and such signature attested to by an authorized Officer thereof.

12. Warranty of the Company.

         The Company hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Security, and to constitute the same legal, valid and binding obligations of the Company enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

13.      Accounting Terms.

         All accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with generally accepted accounting principles as applied in the United States.

14.      Descriptive Headings.

         The descriptive headings appearing herein are for convenience of reference only and shall not alter, limit or define the provisions hereof.

                                 TRANSFER NOTICE

         Only if a Security or Unit issued upon conversion of any Security is transferred (if no registration statement covering the securities comprising the Units is effective):

FOR VALUE RECEIVED, the undersigned Holder hereby sell(s), assign(s) and transfer(s) unto ________________________________________________ whose taxpayer identification number is ________________ and whose address including postal/zip code is_________________________________________________________________________
___________________________________________________________  the within Security and all rights thereunder, hereby irrevocably constituting and appointing _________________ attorney-in-fact to transfer said Security on the books of the Company with full power of substitution in the premises.

         In connection with the transfer of this Security, the undersigned Holder certifies that:

         (Check one)

     [ ]  (a)   This  Security  is being  transferred  with the  consent  of the
          Company to a sophisticated institutional investor which is an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act of 1933, as amended) in a transaction not involving any general solicitation or advertising.

     [ ] (b) This Security is being transferred pursuant to any other exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, as confirmed in an attached opinion of U.S. counsel.


Dated:_____________                         Name:______________________________

                                            By:________________________________

                                            Title:_____________________________

                                            NOTICE:  The signature of the Holder
                                            to this  assignment  must correspond
                                            with  the name as  written  upon the
                                            face  of the  within  instrument  in
                                            every      particular,       without
                                            enlargement     or    any     change
                                            whatsoever.

                                            SIGNATURE GUARANTEED


                                            -----------------------------------

TO BE COMPLETED BY A BROKER OR DEALER IF (b) ABOVE IS CHECKED:

         The undersigned represents and warrants that (i) it is a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended; (ii) each person which will become a beneficial owner of this Security upon transfer is a sophisticated institutional investor which is an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act of 1933, as amended); (iii) no general solicitation or advertising was made or used by it in connection with the offer and sale of this Security to such person(s); and
(iv) each such person has been notified that this Security has not been registered under the Securities Act of 1933, as amended, and is subject to the restrictions on transfer of the Security set forth herein.



Dated:______________                        _____________________________

                                            By: _________________________

         IF NONE OF THE FOREGOING BOXES IS CHECKED, THE HOLDERS SHALL NOT BE OBLIGATED TO REGISTER THE TRANSFER OF THIS SECURITY UNLESS AND UNTIL THE CONDITIONS TO ANY SUCH TRANSFER OF REGISTRATION SET FORTH HEREIN, ON THE FACE HEREOF SHALL HAVE BEEN SATISFIED.

                                CONVERSION NOTICE

         The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is U.S. $20 or an integral multiple thereof) below designated, into Units of Derma Sciences, Inc. in accordance with the terms of this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered (if a Security) in the name of the undersigned unless a different name has been indicated below. If shares or Securities are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Dated:______________                        ____________________________
                                             Signature
                                                [MUST BE GUARANTEED]

If Securities are to be registered in the name of, or a check in payment of the purchase amount of any fractional share is to be to, a Person other than the holder, please print such person's name and address:

------------------------------

------------------------------

------------------------------


If only a portion of the Securities is to be converted please indicate:

1.       Principal Amount to be converted: U.S. $____________

2.  Kind,  amount  and  denomination  of  Securities  representing   unconverted
principal amount to be issued:

U.S. $_____________________

Denominations:  U.S. $_______
(U.S. $20 or an integral multiple thereof)